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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 2007


                            MIRACOR DIAGNOSTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          UTAH                          0-12365                  58-1475517
          ----                          -------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (IRS EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)


                       9191 TOWNE CENTER DRIVE, SUITE 400
                           SAN DIEGO, CALIFORNIA 92122
      --------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 455-7127
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         The Miracor Diagnostics, Inc. ("Miracor") Form 10-KSB for the fiscal year ended December 31, 2006 was required to be filed with the Securities and Exchange Commission (the"SEC") on March 31, 2007. On March 30, 2007, we filed a Notification of Late Filing on Form 12b-25 with the SEC relating to our inability to file on a timely basis our 2006 Form 10-KSB. As previously disclosed, in the 8-K and press release filed March 23, 2007, Miracor has discontinued principal and interest payments to its secured equipment lenders as well as certain payments to unsecured creditors and preferred shareholders because our cash flow from operations does not support the cash flow required to service such financing. We are unable to meet the extended deadline to file our annual report on Form 10-KSB. It is uncertain when, if ever, we will resume filing reports with the SEC. Such failure to timely file may cause us to be delisted by the OTC Bulletin Board and could adversely affect our ability to raise additional needed funds. At this time, we are exploring options, including filing a voluntary petition under Chapter 11 of the Bankruptcy Code. Such a filing under Chapter 11 could affect the value of Miracor's liabilities, common stock and/or other equity securities. No assurances can be given as to what values, if any, would be ascribed in the possible bankruptcy proceedings as to each of these constituencies.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2007


                                          MIRACOR DIAGNOSTICS, INC.


                                          /s/ Ross S. Seibert
                                          --------------------------------------
                                          By:  Ross S. Seibert
                                          Chief Executive Officer